UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2019 (May 21, 2019)

HD SUPPLY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35979	26-0486780
(State or other Jurisdiction	(Commission File Number)	(I.R.S Employer
of Incorporation)		Identification Number)

3400 Cumberland Boulevard

Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 852-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common stock, $0.01 par value per share	HDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2019, the stockholders of HD Supply Holdings, Inc. (“Holdings”) approved Holdings’ Amended and Restated Employee Stock Purchase Plan, which will become effective as of the first offering period beginning after May 21, 2019. Holdings’ board of directors adopted and approved the plan on March 7, 2019, subject to stockholder approval. The results of the stockholder vote on the plan are set forth below under Item 5.07 of this Current Report on Form 8-K.

A description of the material terms of the plan is set forth under the caption “Proposal 3: Approval of the Amended and Restated Employee Stock Purchase Plan” on pages 71-76 of Holdings’ Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on March 29, 2019 (the “Proxy Statement”) and is incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the plan, filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2019, Holdings held its 2019 Annual Meeting of Stockholders (“Annual Meeting”). Stockholders representing 149,458,565 shares, or 87.53%, of Holdings’ 170,753,038 common shares outstanding as of the March 25, 2019 record date were present in person or were represented at the meeting by proxy. Each proposal subject to a vote at the Annual Meeting was described in detail in the Proxy Statement. Final voting results are shown below.

PROPOSAL 1

ELECTION OF DIRECTORS

Stockholders elected, by a plurality of the votes cast, each of the following directors to serve a one-year term expiring at the Company’s 2020 annual meeting of stockholders and until their successors are duly elected and qualified.

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTE

Joseph J. DeAngelo	135,502,784	8,525,896	5,429,885
Patrick R. McNamee	142,728,177	1,300,503	5,429,885
Scott D. Ostfeld	143,591,381	437,299	5,429,885
Charles W. Peffer	132,746,875	11,281,805	5,429,885
James A. Rubright	137,041,391	6,987,289	5,429,885
Lauren Taylor Wolfe	142,948,359	1,080,321	5,429,885

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stockholders ratified, by the affirmative vote of a majority of the shares present in person, electronically, or by proxy and entitled to vote, the Board’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year ending February 2, 2020.

VOTES FOR:	148,616,813
VOTES AGAINST:	833,036
ABSTENTIONS:	8,716

PROPOSAL 3

APPROVAL OF AMENDED AND RESTATED EMPLOYEE STOCK PLAN

Shareholders approved Holdings’ Amended and Restated Employee Stock Purchase Plan by the affirmative vote of a majority of the shares present in person, electronically, or by proxy and entitled to vote.

VOTES FOR:	143,867,403
VOTES AGAINST:	127,124
ABSTENTIONS:	34,153
BROKER NON-VOTES:	5,429,885

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	HD Supply Holdings, Inc. Amended and Restated Employee Stock Purchase Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2019	HD Supply Holdings, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary